Exhibit 99.2

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2017			2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$48,415	$33,278	$32,889	$31,567	$30,005
Total interest expense	4,805	2,851	2,638	2,535	2,388
Net interest income	43,610	30,427	30,251	29,032	27,617
Provision for loan losses	(784)	(865)	(257)	(752)	71
Total noninterest income	37,820	35,657	31,087	31,332	43,962
Total noninterest expense	69,224	49,136	46,417	47,319	55,529
Net income before income taxes	12,990	17,813	15,178	13,797	15,979
Income tax expense	4,602	6,574	5,425	4,787	14,772
Net income	$8,388	$11,239	$9,753	$9,010	$1,207
Net interest income (tax—equivalent basis)	$44,281	$31,158	$30,963	$29,686	$28,213
Pro forma net income (C-Corp basis)	$8,388	$11,239	$9,753	$9,010	$10,033
Pro forma core net income*	$18,516	$12,919	$10,284	$10,484	$12,935
Per Common Share
Diluted net income	$0.27	$0.43	$0.40	$0.37	$0.07
Pro forma net income- diluted (C Corp basis)	$0.27	$0.43	$0.40	$0.37	$0.55
Pro forma core net income - diluted*	$0.60	$0.49	$0.42	$0.43	$0.71
Book value	18.76	17.59	14.16	13.71	13.73
Tangible book value*	13.79	15.83	12.05	11.58	11.56
Weighted average number of shares-diluted	30,604,537	26,301,458	24,610,991	24,500,943	18,332,192
Period-end number of shares (a)	30,526,592	28,968,160	24,154,323	24,107,660	23,975,122
Selected Balance Sheet Data
Cash and due from banks	$67,070	$59,112	$53,748	$50,157	$51,292
Loans held for investment	3,114,562	1,970,974	1,900,995	1,848,784	1,793,343
Allowance for loan losses	(23,482)	(23,247)	(22,898)	(21,747)	(23,290)
Loans held for sale	466,369	427,416	365,173	507,442	486,601
Available-for-sale securities, fair value	543,282	553,357	567,886	582,183	553,357
Other real estate owned, net	13,812	6,370	6,811	7,403	8,964
Total assets	4,581,943	3,346,570	3,166,459	3,276,881	3,187,180
Customer deposits	3,614,220	2,726,060	2,699,868	2,670,031	2,638,540
Brokered and internet time deposits	104,318	1,533	1,331	1,531	1,532
Total deposits	3,718,538	2,727,593	2,701,199	2,671,562	2,640,072
Borrowings	196,299	43,790	44,552	194,892	125,291
Total shareholders' equity	572,528	509,517	342,142	330,498	329,108
Selected Ratios
Return on average:
Assets	0.80%	1.40%	1.25%	1.12%	0.16%
Shareholders' equity	6.05%	11.30%	11.87%	11.24%	1.74%
Tangible common equity*	7.70%	12.96%	14.03%	13.40%	2.14%
Pro forma return on average (C-Corp basis):
Assets	0.80%	1.40%	1.25%	1.12%	1.32%
Shareholders' equity	6.05%	11.30%	11.87%	11.24%	14.43%
Tangible common equity*	7.70%	12.96%	14.03%	13.40%	17.79%
Average shareholders' equity to average assets	13.22%	12.37%	10.50%	9.95%	9.17%
Net interest margin (NIM) (tax-equivalent basis)	4.61%	4.19%	4.28%	3.99%	4.05%
Net interest margin excluding accretion and nonaccrual interest collections (tax-equivalent basis) (b)	4.33%	4.03%	4.04%	3.90%	3.88%
Efficiency ratio (GAAP)	85.01%	74.35%	75.67%	78.39%	77.58%
Core efficiency ratio (tax-equivalent basis)*	64.43%	70.18%	73.29%	73.72%	69.65%
Loans held for investment to deposit ratio	83.76%	72.26%	70.38%	69.20%	67.93%
Total loans to deposit ratio	96.30%	87.93%	83.89%	88.20%	86.36%
Yield on interest-earning assets	5.10%	4.57%	4.65%	4.33%	4.40%
Cost of interest-bearing liabilities	0.71%	0.55%	0.51%	0.49%	0.48%
Cost of total deposits	0.46%	0.34%	0.32%	0.29%	0.30%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	0.75%	1.18%	1.20%	1.18%	1.30%
Net recoveries (charge-off's) as a percentage of average total loans held for investment	0.15%	0.25%	0.31%	(0.17)%	(0.12)%
Nonperforming loans held for investment as a percentage of total loans held for investments	0.29%	0.50%	0.49%	0.57%	0.61%
Nonperforming assets as a percentage of total assets (a)	0.88%	0.58%	0.56%	0.58%	0.68%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.50%	15.23%	10.81%	10.09%	10.33%
Tangible common equity to tangible assets*	9.50%	13.92%	9.34%	8.65%	8.84%
Tier 1 capital (to average assets)	11.35%	15.54%	10.46%	10.05%	10.32%
Tier 1 capital (to risk-weighted assets)	11.59%	18.28%	12.87%	12.19%	12.37%
Total capital (to risk-weighted assets)	12.19%	19.14%	13.76%	13.03%	13.32%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	10.83%	17.16%	11.69%	11.04%	11.16%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to discussion of non-GAAP measures included in the corresponding earnings release.

(a) Includes marketable equity securities received in satisfaction of previously charged-off loan during the second quarter of 2017, excess land and facilities held for sale, and GNMA loans subject to ability to repurchase.
(b) Excludes accretion from acquired/purchased loans and collection of intererest income on nonaccrual loans.

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

						Q3 2017	Q3 2017
						vs.	vs.
	2017			2016		Q2 2017	Q3 2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$44,367	$29,350	$29,006	$28,125	$26,550	51.17%	67.11%
Interest on securities
Taxable	2,399	2,589	2,567	2,350	2,402	-7.34%	-0.12%
Tax-exempt	988	1,068	1,040	947	875	-7.49%	12.91%
Other	661	271	276	145	178	143.91%	271.35%
Total interest income	48,415	33,278	32,889	31,567	30,005	45.49%	61.36%
Interest expense:
Deposits
Demand and savings accounts		1,703	1,531	1,387	1,340	66.12%	111.12%
Time deposits	1,125	604	583	551	575	86.26%	95.65%
Short-term borrowings	9	12	10	20	13	-25.00%	-30.77%
Long-term debt	842	532	514	577	460	58.27%	83.04%
Total interest expense	4,805	2,851	2,638	2,535	2,388	68.54%	101.21%
Net interest income	43,610	30,427	30,251	29,032	27,617	43.33%	57.91%
Provision for loan losses	(784)	(865)	(257)	(752)	71	-9.36%	-1204.23%
Net interest income after provision for loan losses		31,292	30,508	29,784	27,546	41.87%	61.16%
Noninterest income:
Mortgage banking income	31,334	30,239	25,080	26,177	36,938	3.62%	-15.17%
Service charges on deposit accounts		1,796	1,766	1,880	1,870	13.81%	9.30%
ATM and interchange fees	2,222	2,085	2,047	2,035	1,814	6.57%	22.49%
Investment services and trust income		903	814	829	857	19.38%	25.79%
Gain from securities, net	254	29	1	-	416	775.86%	-38.94%
(Loss) gain on sales or write-downs of other real estate owned		23	748	(222)	1,646	-1700.00%	-122.36%
Gain (loss) from other assets	54	39	-	(127)	7	38.46%	671.43%
Other income	1,202	543	631	760	414	121.36%	190.34%
Total noninterest income	37,820	35,657	31,087	31,332	43,962	6.07%	-13.97%
Total revenue	81,430	66,084	61,338	60,364	71,579	23.22%	13.76%
Noninterest expenses:
Salaries, commissions and employee benefits		30,783	29,006	29,506	34,010	13.03%	2.31%
Occupancy and equipment expense		3,307	3,109	3,044	3,171	7.02%	11.61%
Legal and professional fees	1,512	1,033	1,428	810	816	46.37%	85.29%
Data processing	1,761	1,460	1,501	1,490	1,294	20.62%	36.09%
Merger and conversion	15,711	767	487	-	1,122	1948.37%	1300.27%
Amortization of core deposit intangibles		123	392	527	526	353.66%	6.08%
Amortization of mortgage servicing rights		-	-	2,100	2,796	0.00%	-100.00%
(Recovery of) impairment of mortgage servicing rights		-	-	(3,411)	2,402	0.00%	-100.00%
Loss on sale of mortgage servicing rights		249	-	4,447	-	-100.00%	0.00%
Regulatory fees and deposit insurance assessments		494	435	471	465	11.13%	18.06%
Software license and maintenance fees		364	457	513	503	43.68%	3.98%
Advertising	3,493	3,343	2,932	2,537	2,220	4.49%	57.34%
Other expense	6,783	7,213	6,670	5,285	6,204	-5.96%	9.33%
Total noninterest expense	69,224	49,136	46,417	47,319	55,529	40.88%	24.66%
Net income before income taxes		17,813	15,178	13,797	15,979	-27.08%	-18.71%
Income tax expense	4,602	6,574	5,425	4,787	14,772	-30.00%	-68.85%
Net income	$8,388	$11,239	$9,753	$9,010	$1,207	-25.37%	594.95%
Weighted average common shares outstanding:
Basic	30,004,952	25,741,968	24,138,437	23,977,028	18,259,128
Fully diluted	30,604,537	26,301,458	24,610,991	24,500,943	18,332,192
Earnings per share
Basic	$0.28	$0.44	$0.40	$0.38	$0.07
Fully diluted	$0.27	$0.43	$0.40	$0.37	$0.07

Pro Forma (C Corp basis):
Income tax expense	$4,602	$6,574	$5,425	$4,787	$5,946	-30.00%	-22.60%
Net income	$8,388	$11,239	$9,753	$9,010	$10,033	-25.37%	-16.40%
Earnings per share
Basic	$0.28	$0.44	$0.40	$0.38	$0.55
Fully diluted	$0.27	$0.43	$0.40	$0.37	$0.55

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

					Q3 2017
	For the nine months ended		For the year ended		vs.
	September 30,		December 31,		Q3 2016
	2017	2016	2016	2015	Percent variance
Interest income:
Interest and fees on loans	$102,723	$77,740	$105,865	$87,723	32.14%
Interest on securities
Taxable	7,555	8,296	10,646	11,783	-8.93%
Tax-exempt	3,096	2,425	3,372	2,808	27.67%
Other	1,208	466	611	468	159.23%
Total interest income	114,582	88,927	120,494	102,782	28.85%
Interest expense:
Deposits
Demand and savings accounts	6,063	4,026	5,413	4,733	50.60%
Time deposits	2,312	1,378	1,929	1,559	67.78%
Short-term borrowings	31	101	121	712	-69.31%
Long-term debt	1,888	1,504	2,081	1,906	25.53%
Total interest expense	10,294	7,009	9,544	8,910	46.87%
Net interest income	104,288	81,918	110,950	93,872	27.31%
Provision for loan losses	(1,906)	(727)	(1,479)	(3,064)	162.17%
Net interest income after provision for loan losses	106,194	82,645	112,429	96,936	28.49%
Noninterest income:
Mortgage banking income	86,653	91,574	117,751	70,190	-5.37%
Service charges on deposit accounts	5,606	6,129	8,009	7,389	-8.53%
ATM and interchange fees	6,354	5,756	7,791	6,536	10.39%
Investment services and trust income	2,795	2,508	3,337	3,260	11.44%
Bargain purchase gain	-	-	-	2,794	0.00%
Gain from securities, net	284	4,407	4,407	1,844	-93.56%
Gain (loss) on sales or write-downs of other real estate owned	403	1,504	1,282	(317)	-73.20%
Gain (loss) from other assets	93	24	(103)	(393)	287.50%
Other income	2,376	1,451	2,211	1,077	63.75%
Total noninterest income	104,564	113,353	144,685	92,380	-7.75%
Total revenue	208,852	195,271	255,635	186,252	6.95%
Noninterest expenses:
Salaries, commissions and employee benefits	94,584	84,486	113,992	84,214	11.95%
Occupancy and equipment expense	9,955	9,567	12,611	10,777	4.06%
Legal and professional fees	3,973	2,704	3,514	3,355	46.93%
Data processing	4,722	2,691	4,181	2,053	75.47%
Merger and conversion	16,965	3,268	3,268	3,543	419.12%
Amortization of core deposit intangibles	1,073	1,605	2,132	1,731	-33.15%
Amortization of mortgage servicing rights	-	6,221	8,321	2,601	-100.00%
Impairment of mortgage servicing rights	-	8,089	4,678	194	-100.00%
Loss on sale of mortgage servicing rights	249	-	4,447	-	100.00%
Regulatory fees and deposit insurance assessments	1,478	1,481	1,952	2,190	-0.20%
Software license and maintenance fees	1,344	2,361	2,874	1,986	-43.07%
Advertising	9,768	8,071	10,608	7,866	21.03%
Other expense	20,666	16,927	22,212	17,982	22.09%
Total noninterest expense	164,777	147,471	194,790	138,492	11.74%
Net income before income taxes	45,981	48,527	62,324	50,824	-5.25%
Income tax expense	16,601	16,946	21,733	2,968	-2.04%
Net income	$29,380	$31,581	$40,591	$47,856	-6.97%
Weighted average common shares outstanding:
Basic	26,649,942	17,542,335	19,165,182	17,180,000
Fully diluted	27,198,373	17,566,867	19,312,174	17,180,000
Earnings per share
Basic	$1.10	$1.80	$2.12	$2.79
Fully diluted	$1.08	$1.80	$2.10	$2.79

Pro Forma:
Income tax expense	$16,601	$18,115	$22,902	$17,829	-8.36%
Net income	$29,380	$30,412	$39,422	$32,995	-3.39%
Earnings per share
Basic	$1.10	$1.73	$2.06	$1.92
Fully diluted	$1.08	$1.73	$2.04	$1.92

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q3 2017	Q3 2017
						vs.	vs.
	2017			2016		Q2 2017	Q3 2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$67,070	$59,112	$53,748	$50,157	$51,292	53.41%	30.76%
Federal funds sold	4,470	16,238	18,512	13,037	8,848	-287.52%	-49.48%
Interest bearing deposits in financial institutions	25,625	110,928	57,292	73,133	57,157	-305.09%	-55.17%
Cash and cash equivalents	97,165	186,278	129,552	136,327	117,297	-189.79%	-17.16%
Investments:
Available-for-sale securities, at fair value	543,282	553,357	567,886	582,183	553,357	-7.22%	-1.82%
Federal Home Loan Bank stock, at cost	11,152	7,743	7,743	7,743	6,528	174.67%	70.83%
Loans held for sale, at fair value	466,369	427,416	365,173	507,442	486,601	36.16%	-4.16%
Loans	3,114,562	1,970,974	1,900,995	1,848,784	1,793,343	230.19%	73.67%
Less: allowance for loan losses	23,482	23,247	22,898	21,747	23,290	4.01%	0.82%
Net loans	3,091,080	1,947,727	1,878,097	1,827,037	1,770,053	232.89%	74.63%
Premises and equipment, net	85,550	66,392	66,108	66,651	65,882	114.48%	29.85%
Other real estate owned, net	13,812	6,370	6,811	7,403	8,964	463.51%	54.08%
Interest receivable	11,218	7,012	7,247	7,241	7,040	237.98%	59.35%
Mortgage servicing rights, net	63,046	48,464	47,593	32,070	46,291	119.37%	36.19%
Goodwill	138,910	46,867	46,867	46,867	46,867	779.16%	196.39%
Core deposit intangible, net	12,550	4,048	4,171	4,563	5,090	833.27%	146.56%
Other assets	47,809	44,896	39,211	51,354	73,210	25.74%	-34.70%
Total assets	$4,581,943	$3,346,570	$3,166,459	$3,276,881	$3,187,180	146.45%	43.76%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$924,773	$715,391	$696,112	$697,072	$726,248	116.12%	27.34%
Interest-bearing	1,948,600	1,471,650	1,473,535	1,449,382	1,382,981	128.58%	40.90%
Savings deposits	177,949	143,951	142,019	134,077	131,819	93.70%	34.99%
Customer time deposits	562,898	395,068	388,202	389,500	397,492	168.54%	41.61%
Brokered and internet time deposits	104,318	1,533	1,331	1,531	1,532	26600.67%	6709.27%
Total time deposits	667,216	396,601	389,533	391,031	399,024	270.71%	67.21%
Total deposits	3,718,538	2,727,593	2,701,199	2,671,562	2,640,072	144.14%	40.85%
Securities sold under agreements to repurchase	14,556	16,343	18,130	21,561	29,137	-43.38%	-50.04%
Short-term borrowings	52,766	—	—	150,000	80,000	100.00%	0.00%
Long-term debt	143,533	43,790	44,552	44,892	45,291	903.68%	216.91%
Accrued expenses and other liabilities	80,022	49,327	60,436	58,368	63,572	246.88%	25.88%
Total liabilities	4,009,415	2,837,053	2,824,317	2,946,383	2,858,072	163.95%	40.28%
Shareholders' equity:
Common stock, $1 par value	30,527	28,968	24,155	24,108	23,975	21.35%	27.33%
Additional paid-in capital	416,651	363,870	214,160	213,480	211,765	57.55%	96.75%
Retained earnings	123,779	115,391	104,152	93,784	84,774	28.84%	46.01%
Accumulated other comprehensive income (loss), net	1,571	1,288	(325)	(874)	8,594	87.17%	-81.72%
Total shareholders' equity	572,528	509,517	342,142	330,498	329,108	49.06%	73.96%
Total liabilities and shareholders' equity	$4,581,943	$3,346,570	$3,166,459	$3,276,881	$3,187,180	146.45%	43.76%

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Net Assets Acquired from the Clayton Banks
As of July 31, 2017
(Unaudited)
(In Thousands)

	July 31, 2017
	Historical Cost Basis	Fair Value		As Recorded by
	Combined Clayton Banks	Adjustments		FB Financial Corporation
Assets
Cash and cash equivalents	$49,059	$-		$49,059
Investment securities (a)	59,108	385		59,493	(a)
FHLB stock	3,408	-		3,408
Loans	1,075,441	(14,933)	(b)	1,060,508
Allowance for loan losses	(19,985)	19,985		-
Premises and Equipment	15,011	4,469		19,480
Other real estate owned	5,880	644		6,524
Goodwill	8,425	(8,425)		-
Core deposit intangible	-	9,060		9,060
Other assets (c)	7,263	(759)		6,504	(c)
Total Assets	$1,203,610	$10,426		$1,214,036

Liabilities
Interest-bearing deposits	669,745	309		670,054
Non-interest bearing deposits	309,464	-		309,464
Borrowings (d)	84,110	721		84,831	(d)
Accrued expenses and other liabilities				5,246
Total Liabilities	$1,067,897	$1,698		$1,069,595
Net assets acquired	$135,713	$8,728		$144,441

Purchase Price:
Common shares issued	1,521,200
Price per share as of July 31, 2017	$34.37
Common stock consideration		52,284
Cash consideration		184,200
Total consideration paid		$236,484

Allocation of purchase price:
Fair value of net assets assumed including identifiable intangible assets		144,441
Goodwill		92,043
Total consideration paid		$236,484
Note: the above purchase price allocation and purchase accounting adjustments are preliminary and subject to change during the measurement period as allowed under ASC 805- Business Combinations.

(a) Liquidated prior to September 30, 2017.
(b) Includes credit and liquidity mark of $26.4 million and reversal of existing loan discount and other yield adjustments of $11.5 million.
(c) Includes lease intangible of $0.6 million.
(d) Paid off prior to September 30, 2017.

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	September 30, 2017			June 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$2,705,265	$40,242	5.90%	$1,942,667	$25,115	5.19%
Loans held for sale	410,434	4,167	4.03%	390,596	4,276	4.39%
Securities:
Taxable	425,281	2,399	2.24%	442,309	2,589	2.35%
Tax-exempt(1)	117,429	1,617	5.46%	122,553	1,758	5.75%
Total Securities(1)	542,710	4,016	2.94%	564,862	4,347	3.09%
Federal funds sold	39,363	76	0.77%	8,456	23	1.09%
Interest-bearing deposits with other financial institutions	108,185	448	1.64%	68,460	158	0.93%
FHLB stock	8,892	137	6.11%	7,743	90	4.66%
Total interest earning assets(1)	3,814,849	49,086	5.10%	2,982,784	34,009	4.57%
Noninterest Earning Assets:
Cash and due from banks	55,485			50,004
Allowance for loan losses	(23,875)			(22,813)
Other assets	316,019			214,808
Total noninterest earning assets	347,629			241,999
Total assets	$4,162,478			$3,224,783
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$493,992	$825	0.66%	$389,390	$602	0.62%
Broker and internet time deposits	95,207	300	1.25%	1,522	2	0.53%
Time deposits	$589,199	$1,125	0.76%	$390,912	$604	0.62%
Money market	1,023,612	1,722	0.67%	723,020	889	0.49%
Negotiable order of withdrawals	788,238	1,040	0.52%	711,099	759	0.43%
Savings deposits	166,184	67	0.16%	143,357	55	0.15%
Total interest bearing deposits	2,567,233	3,954	0.61%	1,968,388	2,307	0.47%
Other interest-bearing liabilities:
FHLB advances	86,795	428	1.96%	52,569	192	1.46%
Other borrowings	15,828	9	0.23%	17,315	12	0.28%
Long-term debt	31,520	414	5.21%	30,930	340	4.41%
Total other interest-bearing liabilities	134,143	851	2.52%	100,814	544	2.16%
Total Interest-bearing liabilities	2,701,376	4,805	0.71%	2,069,202	2,851	0.55%
Noninterest bearing liabilities:
Demand deposits	871,973			724,419
Other liabilities	38,720			32,357
Total noninterest-bearing liabilities	910,693			756,776
Total liabilities	3,612,069			2,825,978
Shareholders' equity	550,409			398,805
Total liabilities and shareholders' equity	$4,162,478			$3,224,783
Net interest income (1)		$44,281			$31,158
Interest rate spread (1)			4.49%			4.10%
Net interest margin (1)			4.61%			4.19%
Net interest margin (excluding accretion and nonaccrual interest collections) (1)			4.33%			4.03%
Average interest-earning assets to average interest-bearing liabilities			141.2%			144.2%
Tax equivalent adjustment		$671			$731
Loan yield components:
Contractual interest rate on loans held for investment (1)		$34,634	5.08%		$22,418	4.63%
Origination and other loan fee income		2,610	0.38%		1,447	0.30%
Accretion on purchased loans		1,554	0.23%		848	0.17%
Nonaccrual interest collections		1,116	0.16%		315	0.07%
Syndication fee income		328	0.05%		87	0.02%
Total loan yield		$40,242	5.90%		$25,115	5.19%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2017			December 31, 2016			September 30, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,869,951	$25,090	5.44%	$1,811,136	$24,001	5.27%	$1,750,300	$23,633	5.37%
Loans held for sale	381,932	3,957	4.20%	510,219	4,167	3.25%	409,736	2,948	2.86%
Securities:
Taxable	456,634	2,567	2.28%	455,275	2,350	2.05%	454,601	2,426	2.12%
Tax-exempt(1)	117,615	1,711	5.90%	108,230	1,558	5.73%	100,947	1,440	5.67%
Total Securities(1)	574,249	4,278	3.02%	563,505	3,908	2.76%	555,548	3,866	2.77%
Federal funds sold	14,327	27	0.76%	10,192	15	0.59%	14,748	18	0.49%
Interest-bearing deposits with other financial institutions	82,981	171	0.84%	60,438	65	0.43%	32,262	71	0.88%
FHLB stock	7,743	78	4.09%	6,931	65	3.73%	6,528	65	3.96%
Total interest earning assets(1)	2,931,183	33,601	4.65%	2,962,421	32,221	4.33%	2,769,122	30,601	4.40%
Noninterest Earning Assets:
Cash and due from banks	51,614			43,883			46,440
Allowance for loan losses	(21,955)			(23,283)			(23,493)
Other assets	211,307			223,377			223,601
Total noninterest earning assets	240,966			243,977			246,548
Total assets	$3,172,149			$3,206,398			$3,015,670
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$388,744	$582	0.61%	$393,205	$551	0.56%	$397,669	$574	0.57%
Broker and internet time deposits	1,468	1	0.28%	1,534	—	0.00%	2,419	1	0.16%
Time deposits	$390,212	$583	0.61%	$394,739	$551	0.56%	$400,088	$575	0.57%
Money market	729,934	785	0.44%	693,790	662	0.38%	622,430	650	0.42%
Negotiable order of withdrawals	718,957	695	0.39%	679,100	674	0.39%	683,527	639	0.37%
Savings deposits	136,627	51	0.15%	132,016	51	0.15%	130,864	51	0.16%
Total interest bearing deposits	1,975,730	2,114	0.43%	1,899,645	1,938	0.41%	1,836,909	1,915	0.41%
Other interest-bearing liabilities:
FHLB advances	60,569	191	1.28%	117,825	258	0.87%	58,803	171	1.16%
Other borrowings	18,884	10	0.21%	25,545	22	0.31%	30,515	13	0.17%
Long-term debt	30,930	323	4.24%	32,609	317	3.89%	39,910	289	2.88%
Total other interest-bearing liabilities	110,383	524	1.93%	175,979	597	1.35%	129,228	473	1.46%
Total Interest-bearing liabilities	2,086,113	2,638	0.51%	2,075,624	2,535	0.49%	1,966,137	2,388	0.48%
Noninterest bearing liabilities:
Demand deposits	708,612			768,018			738,328
Other liabilities	44,246			43,770			34,656
Total noninterest-bearing liabilities	752,858			811,788			772,984
Total liabilities	2,838,971			2,887,412			2,739,121
Shareholders' equity	333,178			318,986			276,549
Total liabilities and shareholders' equity	$3,172,149			$3,206,398			$3,015,670
Net interest income (1)		$30,963			$29,686			$28,213
Interest rate spread (1)			4.22%			3.92%			3.98%
Net interest margin (1)			4.28%			3.99%			4.05%
Net interest margin (excluding accretion and nonaccrual interest recoveries) (1)			4.04%			3.90%			3.88%
Average interest-earning assets to average interest-bearing liabilities			140.5%			142.7%			140.8%
Tax equivalent adjustment		$712			$654			$596
Loan yield components:
Contractual interest rate on loans held for investment (1)		$21,461	4.65%		$21,456	4.71%		$20,106	4.57%
Origination and other loan fee income		1,497	0.32%		1,868	0.41%		2,306	0.52%
Accretion on purchased loans		1,160	0.25%		343	0.08%		814	0.19%
Nonaccrual interest collections		619	0.13%		334	0.07%		407	0.09%
Syndication fee income		353	0.08%		—	—		—	—
Total loan yield		$25,090	5.44%		$24,001	5.27%		$23,633	5.37%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the Nine Months Ended			For the Nine Months Ended
	September 30, 2017			September 30, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$2,095,419	$90,447	5.77%	$1,730,535	$70,781	5.46%
Loans held for sale	394,425	12,400	4.20%	313,044	7,101	3.03%
Securities:
Taxable	441,063	7,555	2.29%	495,092	8,296	2.24%
Tax-exempt(1)	118,982	5,086	5.72%	86,368	3,990	6.17%
Total Securities(1)	560,045	12,641	3.02%	581,460	12,286	2.82%
Federal funds sold	18,127	126	0.93%	13,524	49	0.48%
Interest-bearing deposits with other financial institutions	85,398	777	1.22%	48,980	220	0.60%
FHLB stock	8,130	305	5.02%	6,528	197	4.03%
Total interest earning assets(1)	3,161,544	116,696	4.93%	2,694,071	90,634	4.49%
Noninterest Earning Assets:
Cash and due from banks	51,695			47,409
Allowance for loan losses	(22,953)			(24,222)
Other assets	260,517			213,948
Total noninterest earning assets	289,259			237,135
Total assets	$3,450,803			$2,931,206
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$806,036	$3,396	0.56%	$588,283	$1,630	0.52%
Negotiable order of withdrawals	726,667	2,494	0.46%	706,894	1,969	0.37%
Savings deposits	146,291	173	0.16%	178,817	427	0.37%
Customer time deposits	413,739	2,010	0.65%	351,120	1,375	0.52%
Broker and internet time deposits	22,400	302	1.80%	2,525	3	0.16%
Time deposits	436,139	2,312	0.71%	353,645	1,378	0.32%
Total interest bearing deposits	2,115,133	8,375	0.53%	1,827,639	5,404	0.39%
Other interest-bearing liabilities:
FHLB advances	66,101	811	1.64%	14,957	430	3.84%
Other borrowings	17,296	31	0.24%	88,838	48	0.07%
Long-term debt	31,129	1,077	4.63%	40,638	1,127	3.70%
Total other interest-bearing liabilities	114,526	1,919	2.24%	139,433	1,605	1.54%
Total Interest-bearing liabilities	$2,229,659	$10,294	0.62%	$1,967,072	$7,009	0.48%
Noninterest bearing liabilities:
Demand deposits	$754,819			$672,670
Other liabilities	38,065			31,980
Total noninterest-bearing liabilities	792,884			704,650
Total liabilities	3,022,543			2,671,722
Shareholders' equity	428,260			259,484
Total liabilities and shareholders' equity	$3,450,803			$2,931,206
Net interest income (1)		$106,402			$83,625
Interest rate spread (1)			4.41%			4.10%
Net interest margin (1)			4.50%			4.15%
Net interest margin (excluding accretion and nonaccrual interest recoveries) (1)			0.00%			3.99%
Average interest-earning assets to average interesting-bearing liabilities			141.8%			137.0%
Tax equivalent adjustment		$2,114			$1,707
Loan yield components:
Contractual interest rate on loans held for investment (1)		$78,513	5.01%		$60,640	4.68%
Origination and other loan fee income		5,554	0.35%		5,380	0.42%
Accretion on purchased loans		3,562	0.23%		3,195	0.25%
Nonaccrual interest collections		2,050	0.13%		741	0.06%
Syndicated fee income		768	0.05%		825	0.06%
Total loan yield		$90,447	5.77%		$70,781	5.46%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2017			2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$1,932,934	$1,461,129	$1,402,189	$1,352,181	$1,296,673
Community	779,810	476,320	473,453	468,245	465,946
Specialty lending and other	401,818	33,525	25,353	28,358	30,724
Total	$3,114,562	$1,970,974	$1,900,995	$1,848,784	$1,793,343
Deposits by market
Metropolitan	2,180,673	1,598,574	1,553,931	1,554,929	$1,496,718
Community	1,363,701	1,085,345	1,109,043	1,072,242	1,085,126
Mortgage and other (1)	174,164	43,674	38,225	44,391	58,228
Total	$3,718,538	$2,727,593	$2,701,199	$2,671,562	$2,640,072

(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale deposits

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017			2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment
Net interest income	$43,741	$29,999	$29,856	$28,959	$28,142
Provision for loan losses	(784)	(865)	(257)	(752)	71
Mortgage banking income- retail footprint	7,498	7,118	5,666	3,202	8,981
Other noninterest income	6,486	5,418	6,007	5,155	7,024
Other noninterest mortgage banking expenses	6,216	5,368	4,836	1,950	6,215
Merger and conversion expense	15,711	767	487	-	1,122
Other noninterest expense	27,540	23,199	23,424	23,080	24,448
Pre-tax income after allocations	$9,042	$14,066	$13,039	$13,038	$12,291
Total assets	4,056,901	2,878,437	2,705,118	2,752,773	2,661,116
Intracompany funding income included in net interest income	4,274	3,831	3,551	4,081	3,473
Core efficiency ratio*	56.16%	60.42%	64.41%	62.57%	65.22%
Mortgage segment
Net interest income	$(131)	$428	$395	$40	$(525)
Provision for loan losses	-	-	-	-	-
Noninterest income	23,836	23,121	19,414	22,975	27,957
Noninterest expense	19,757	19,802	17,670	22,256	23,744
Direct contribution	$3,948	$3,747	$2,139	$759	$3,688
Total assets	525,042	468,133	461,341	524,108	526,064
Intracompany funding expense included in net interest income	4,274	3,831	3,551	4,081	3,473
Core efficiency ratio*	79.89%	78.33%	88.73%	92.50%	76.34%
Interest rate lock commitments volume during the period
Consumer direct	$786,034	$780,179	$616,330	$645,896	$1,019,557
Third party origination (TPO)	269,473	296,034	258,996	228,982	248,092
Retail	325,295	379,530	282,698	256,812	329,527
Correspondent	619,953	701,846	440,206	331,622	221,562
Total	$2,000,755	$2,157,589	$1,598,230	$1,463,312	$1,818,738
Interest rate lock commitments pipeline (period end)
Consumer direct	$261,617	$222,504	$158,393	$307,699	$573,636
Third party origination (TPO)	93,353	88,938	101,509	79,967	97,353
Retail	101,196	119,158	93,184	77,033	107,419
Correspondent	84,506	115,919	95,923	68,221	72,092
Total	$540,672	$546,519	$449,009	$532,920	$850,500
Mortgage sales
Consumer direct	$485,931	$498,997	$647,535	$777,169	$607,905
Third party origination (TPO)	194,164	209,185	199,160	191,420	194,440
Retail	71,358	66,640	61,425	66,967	65,970
Retail footprint	222,786	200,157	186,988	195,280	191,195
Reverse	17,520	17,870	22,337	24,422	18,946
Correspondent	646,003	542,410	373,822	291,651	91,306
Total	$1,637,762	$1,535,259	$1,491,267	$1,546,909	$1,169,762
Gains and fees from origination and sale of mortgage loans held for sale	$29,570	$23,920	$27,577	$29,518	$25,477
Net change in fair value of loans held for sale and derivatives	(806)	5,412	(4,744)	(7,092)	7,800
Change in fair value of mortgage servicing rights	(893)	(1,840)	(501)	-	-
Mortgage servicing income	3,463	2,747	2,748	3,751	3,661
Total mortgage banking income	$31,334	$30,239	$25,080	$26,177	$36,938
Mortgage sale margin (a)	1.81%	1.56%	1.85%	1.91%	2.18%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017						2016
	September 30, 2017	% of Total	June 30, 2017	% of Total	March 31, 2017	% of Total	December 31, 2016	% of Total	September 30, 2016	% of Total
Loan portfolio
Commercial and industrial	$731,588	23%	$423,704	21%	$399,333	21%	$386,233	21%	$360,816	20%
Construction	435,414	14%	282,727	14%	267,998	14%	245,905	13%	234,486	13%
Residential real estate:
1-to-4 family mortgage	459,467	15%	307,152	16%	302,166	16%	294,924	16%	286,605	16%
Residential line of credit	188,392	6%	177,783	9%	177,928	9%	177,190	10%	173,898	10%
Multi-family mortgage	74,004	2%	52,810	3%	45,244	2%	44,977	2%	54,129	3%
Commercial real estate:
Owner occupied	473,395	15%	371,462	19%	359,120	19%	357,346	19%	370,326	21%
Non-owner occupied	521,416	17%	273,285	14%	273,716	15%	267,902	15%	237,550	13%
Consumer and other	230,886	7%	82,051	4%	75,490	4%	74,307	4%	75,533	4%
Total loans held for investment	$3,114,562	100%	$1,970,974	100%	$1,900,995	100%	$1,848,784	100%	$1,793,343	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$23,247		$22,898		$21,747		$23,290		$23,734
Charge-off's	(575)		(791)		(442)		(1,230)		(714)
Recoveries	1,594		2,005		1,850		439		199
Provision for loan losses	(784)		(865)		(257)		(752)		71
Allowance for loan losses at the end of the period	$23,482		$23,247		$22,898		$21,747		$23,290

Allowance for loan losses as a percentage of total loans held for investment	0.75%		1.18%		1.20%		1.18%		1.30%

Charge-offs
Commercial and Industrial	$(221)		$(131)		$(169)		$(6)		$(358)
Construction	-		-		(6)		-		-
Residential real estate:
1-to-4 family mortgage	(32)		(35)		(88)		(5)		(166)
Residential line of credit	(9)		(195)		-		(28)		(29)
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	(64)		-		-		(156)		-
Non-owner occupied	-		-		-		(527)		-
Consumer and other	(249)		(430)		(179)		(508)		(161)
Total Charge Offs:	(575)		(791)		(442)		(1,230)		(714)
Recoveries
Commercial and Industrial	200		1,511		83		44		8
Construction	1,022		29		29		79		32
Residential real estate:
1-to-4 family mortgage	86		14		26		18		2
Residential line of credit	157		155		56		31		36
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	24		11		4		125		4
Non-owner occupied	1		2		1,639		168		22
Consumer and other	104		283		13		(26)		95
Total Recoveries:	1,594		2,005		1,850		439		199
Net recoveries (charge-off's)	$1,019		$1,214		$1,408		$(791)		$(515)

Net recoveries (charge-off's) as a percentage of average total loans	0.15%		0.25%		0.31%		(0.17%)		(0.12%)

Loans classified as substandard	$59,588		$37,858		$37,556		$38,585		$40,056
Purchased credit impaired loans	$92,455		$15,733		$16,099		$16,058		$16,639

Nonperforming assets (b)
Past due 90 days or more and accruing interest	$1,238		$1,619		$1,590		$1,329		$1,342
Nonaccrual	7,749		8,327		7,706		8,729		9,622
Total nonperforming loans held for investment	$8,987		$9,946		$9,296		$10,058		$10,964
Loans held for sale (a)	13,575		-		-		-		-
Other real estate owned- foreclosed	10,205		6,370		6,811		7,403		8,964
Other real estate owned- acquired excess facilities	3,607		-		-		-		-
Other assets	3,967		3,154		1,654		1,654		1,654
Total nonperforming assets	$40,341		$19,470		$17,761		$19,115		$21,582
Total nonperforming loans as a percentage of loans held for investment	0.29%		0.50%		0.49%		0.57%		0.61%
Total nonperforming assets as a percentage of total assets	0.88%		0.58%		0.56%		0.58%		0.68%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.03%		0.05%		0.05%		0.04%		0.04%
Loans restructured as troubled debt restructurings	$8,095		$8,488		$8,681		$8,802		$10,125
Troubled debt restructurings as a percentage of loans held for investment	0.26%		0.43%		0.46%		0.48%		0.56%

(a) Represents right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced. The Bank has not exercised and does not expect to exercise the repurchase option.
(b) Nonperforming assets excludes purchased credit impaired loans

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2017	December 31, 2016

Total Equity	$572,528	$330,498
Less:
Goodwill	138,910	46,867
Other intangibles	13,122	4,563
Tangible Common Equity	$420,496	$279,068

Total Assets	$4,581,943	$3,276,881
Less:
Goodwill	138,910	46,867
Other intangibles	13,122	4,563
Tangible Assets	$4,429,911	$3,225,451

Total Common Equity to Total Assets	12.50%	10.09%
Tangible Common Equity to Tangible Assets*	9.49%	8.65%

	September 30, 2017	December 31, 2016
Preliminary Regulatory Capital Ratios:
Common Equity Tier 1 Capital	$427,878	$287,146
Tier 1 Capital	$457,878	$317,146
Total Capital	$481,360	$338,893

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.83%	11.04%
Tier 1 Risk-Based	11.59%	12.19%
Total Risk-Based	12.19%	13.03%
Tier 1 Leverage	11.35%	10.05%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017						2016
Securities available for sale (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Debt securities
U.S. government agency securities	$992	0%	$990	0%	$987	0%	$985	0%	$2,501	0%
Mortgage-backed securities - residential	418,794	77%	410,708	74%	425,943	75%	443,908	76%	433,564	78%
Municipals, tax exempt	106,950	20%	122,698	22%	120,560	21%	116,923	20%	104,112	19%
Treasury securities	8,819	2%	10,310	2%	11,773	2%	11,757	2%	4,506	1%
Total debt securities	535,555	99%	544,706	98%	559,263	98%	573,573	98%	544,683	98%
Equity securities	7,727	1%	8,651	2%	8,623	2%	8,610	2%	8,674	2%
Total securities available-for-sale	$543,282	100%	$553,357	100%	$567,886	100%	$582,183	100%	$553,357	100%

Securities available for sale to total assets	11.86%		16.54%		17.93%		17.77%		17.36%

FB Financial Corporation
Third Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017			2016
Pro forma core net income	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax net income	$12,990	$17,813	$15,178	$13,797	$15,979
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights, net	(893)	(1,840)	(501)	-	-
Less gain from securities, net	254	29	1	-	416
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(314)	62	748	(349)	1,653
Noninterest expenses
Plus one-time equity grants	-	-	-	-	2,960
Plus variable compensation charge related to cash settled equity awards	-	-	635	1,041	213
Plus merger and conversion	15,711	767	487	-	1,122
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	(3,411)	2,402
Plus loss on sale of mortgage servicing rights	-	249	-	4,447	-
Pre tax core net income	$29,654	$20,578	$16,052	$16,223	$20,607
Pro forma core income tax expense	11,138	7,659	5,768	5,739	7,672
Pro forma core net income	$18,516	$12,919	$10,284	$10,484	$12,935
Weighted average common shares outstanding fully diluted	30,604,537	26,301,458	24,610,991	24,500,943	18,332,192

Pro forma core diluted earnings per share
Diluted earning per share	$0.27	$0.43	$0.40	$0.37	$0.07
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(0.03)	(0.07)	(0.02)	-	-
Less gain from securities, net	0.01	0.00	0.00	0.00	0.02
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(0.01)	0.00	0.03	(0.01)	0.09

Noninterest expenses
Plus one-time equity grants	-	-	-	-	0.16
Plus variable compensation charge related to cash settled equity awards	-	-	0.03	0.04	0.01
Plus merger and conversion	0.51	0.03	0.02	-	0.06
Plus (recovery of) impairment of mortgage servicing rights	-	-	-	(0.14)	0.13
Plus loss on sale of mortgage servicing rights	-	0.01	-	0.18	-
Tax effect	(0.2)	(0.0)	(0.0)	(0.04)	0.39
Pro forma core diluted earnings per share	$0.60	$0.49	$0.42	$0.43	$0.71

	2017			2016
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$69,224	$49,136	$46,417	$47,319	$55,249
Less one-time equity grants	-	-	-	-	2,960
Less variable compensation charge related to cash settled equity awards	-	-	635	1,041	213
Less merger and conversion expenses	15,711	767	487	-	1,122
Less (recovery of) impairment of mortgage servicing rights	-	-	-	(3,411)	2,402
Less loss on sale of mortgage servicing rights	-	249	-	4,447	-
Core noninterest expense	$53,513	$48,120	$45,295	$45,242	$48,832
Net interest income (tax-equivalent basis)	44,281	31,158	30,963	29,686	28,213
Total noninterest income	37,820	35,657	31,087	31,332	43,962
Less change in fair value on mortgage servicing rights	(893)	(1,840)	(501)	-	-
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(314)	62	748	(349)	1,653
Less gain from securities, net	254	29	1	-	416
Core noninterest income	38,773	37,406	30,839	31,681	41,893
Core revenue	$83,054	$68,564	$61,802	$61,367	$70,106
Efficiency ratio (GAAP)(1)	85.01%	74.35%	75.67%	78.39%	77.58%
Core efficiency ratio (tax-equivalent basis)	64.43%	70.18%	73.29%	73.72%	69.65%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017			2016
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core consolidated noninterest expense	$53,513	$48,120	$45,295	$45,242	$48,832
Less Mortgage segment noninterest expense	19,757	19,802	17,670	22,256	23,744
Add (recovery of) impairment of mortgage servicing rights	-	-	-	(3,411)	2,402
Add loss on sale of mortgage servicing rights	-	249	-	4,447	-
Adjusted Banking segment noninterest expense	33,756	28,567	27,625	24,022	27,490
Adjusted core revenue	83,054	68,564	61,802	61,367	70,106
Less Mortgage segment noninterest income	23,836	23,121	19,414	22,975	27,957
Less change in fair value on mortgage servicing rights	(893)	(1,840)	(501)	-	-
Adjusted Banking segment total revenue	$60,111	$47,283	$42,889	$38,392	$42,149
Banking segment core efficiency ratio (tax-equivalent basis)	56.16%	60.42%	64.41%	62.57%	65.22%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$69,224	$49,136	$46,417	$47,319	$55,529
Less impairment of mortgage servicing rights	-	-	-	(3,411)	2,402
Less loss on sale of mortgage servicing rights	-	249	-	4,447	-
Less Banking segment noninterest expense	49,467	29,334	28,747	25,030	31,785
Adjusted Mortgage segment noninterest expense	$19,757	$19,553	$17,670	$21,253	$21,342
Total noninterest income	37,820	35,657	31,087	31,332	43,962
Less Banking segment noninterest income	13,984	12,536	11,673	8,357	16,005
Less change in fair value on mortgage servicing rights	(893)	(1,840)	(501)	-	-
Adjusted Mortgage segment total revenue	$24,729	$24,961	$19,915	$22,975	$27,957
Mortgage segment core efficiency ratio (tax-equivalent basis)	79.89%	78.33%	88.73%	92.50%	76.34%

	2017			2016
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible Assets
Total assets	$4,581,943	$3,346,570	$3,166,459	$3,276,881	$3,187,180
Less goodwill	138,910	46,867	46,867	46,867	46,867
Less core deposit intangibles	12,550	4,048	4,171	4,563	5,090
Tangible assets	$4,430,483	$3,295,655	$3,115,421	$3,255,451	$3,135,223
Tangible Common Equity
Total shareholders' equity	$572,528	$509,517	$342,142	$330,498	$329,108
Less goodwill	138,910	46,867	46,867	46,867	46,867
Less core deposit intangibles	12,550	4,048	4,171	4,563	5,090
Tangible common equity	$421,068	$458,602	$291,104	$279,068	$277,151
Common shares outstanding	30,526,592	28,968,160	24,154,323	24,107,660	23,975,122
Book value per common share	$18.76	$17.59	$14.16	$13.71	$13.73
Tangible book value per common share	$13.79	$15.83	$12.05	$11.58	$11.56
Total shareholders' equity to total assets	12.50%	15.23%	10.81%	10.09%	10.33%
Tangible common equity to tangible assets	9.50%	13.92%	9.34%	8.65%	8.84%
Net income	$8,388	$11,239	$9,753	$9,010	$1,207
Return on tangible common equity	7.90%	9.83%	13.59%	12.84%	1.73%

	2017			2016
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total average shareholders' equity	$550,409	$398,805	$333,178	$318,986	$276,549
Less average goodwill	108,220	46,839	46,839	46,839	46,839
Less average core deposit intangibles	9,983	4,124	4,353	4,694	5,402
Average tangible common equity	$432,206	$347,842	$281,986	$267,453	$224,308
Net income	$8,388	$11,239	$9,753	$9,010	$1,207
Return on average tangible common equity	7.70%	12.96%	14.03%	13.40%	2.14%

	2017			2016
Pro forma return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average tangible common equity	$432,206	$347,842	$281,986	$267,453	$224,308
Pro forma net income	$8,388	$11,239	$9,753	$9,010	$10,033
Pro forma return on average tangible common equity	7.70%	12.96%	14.03%	13.40%	17.79%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017			2016
Pro forma core return on average tangible equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax pro forma net income	$12,990	$17,813	$15,178	$13,797	$15,979
Adjustments:
Add non-core items	16,664	2,765	874	2,426	4,628
Less pro forma core income tax expense	11,138	7,659	5,768	5,739	7,672
Pro forma core net income	$18,516	$12,919	$10,284	$10,484	$12,935
Pro forma core return on average tangible common equity	17.00%	14.90%	14.79%	15.60%	22.94%

	2017			2016
Pro forma core return on average assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net income	$8,388	$11,239	$9,753	$9,010	$1,207
Average assets	4,162,478	3,224,783	3,172,149	3,206,398	3,015,670
Average equity	550,409	398,805	333,178	318,986	276,549
Return on average assets	0.80%	1.40%	1.25%	1.12%	0.16%
Return on average equity	6.05%	11.30%	11.87%	11.24%	1.74%
Pro forma core net income	18,516	12,919	10,284	10,484	12,935
Pro forma core return on average assets	1.76%	1.61%	1.31%	1.30%	1.71%
Pro forma core return on average equity	13.35%	12.99%	12.52%	13.08%	18.61%

	2017			2016
Pro forma core total revenue	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net interest income	$43,610	$30,427	$30,251	$29,032	$27,617
Noninterest income	37,820	35,657	31,087	31,332	43,962
Less adjustments:
Change in fair value of mortgage servicing rights	(893)	(1,840)	(501)	-	-
Gain from securities, net	254	29	1	-	416
(Loss) gain on sales or write-downs of other real estate owned and other assets	(314)	62	748	(349)	1,653
Pro forma core total revenue	$82,383	$67,833	$61,090	$60,713	$69,510